UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2010

                                   ASPI, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

       000-21477                                       52-1945748
-------------------------                    ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                       7609 Ralston Road, Arvada, CO 80002
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: 303-422-8127
                                                             ------------
                                       n/a
          -------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION
                  -------------------------------------------

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------------------

Effective June 30, 2010, ASPI, Inc. ("the Company" or "ASPI") entered into an Acquisition Agreement with Prestige Prime Office, Ltd. Under the Agreement, ASPI, Inc. will acquire all of the issued and outstanding common stock of Prestige Prime Office, LTD. ("Prestige"), a Hong Kong Special Administrative Region Corporation. As a result of the acquisition, Prestige will become a wholly-owned subsidiary of ASPI.

In exchange for $50,000, cash, and 60,000,000 restricted shares of the common stock of ASPI, the Company will acquire 100% all of the 4,000,000 issued and outstanding shares of common stock of Prestige.

On April 19, 2010, Mr. Yeung Cheuk Hung received the payment of $50,000, cash, under the Share Exchange Agreement dated June 30, 2010.

After the acquisition, Prestige will be a wholly-owned subsidiary of ASPI. An overview of Prestige's operations are provided in Section 8, Item 8.01 of this document.


                   SECTION 3 - SECURITIES AND TRADING MARKETS
              ---------------------------------------------------

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
-------------------------------------------------

As a result of the Acquisition Agreement, the Company will issue 60,000,000 of its restricted shares of common stock to the sole shareholder of Prestige in return for the 4,000,000 shares of Prestige held by Mr. Yeung, Prestige's sole shareholder. After the issuance of such shares, the Company shall have approximately 73,879,655 shares of common stock issued and outstanding.

All of the sales by the Company of its unregistered securities were made by the Company in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). The individual discussed above that purchased the unregistered securities was an existing shareholder, known to the Company and its management, through pre-existing business relationships. The purchaser was provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchase. The purchaser of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
               ---------------------------------------------------

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.
-------------------------------------------

Prior to the acquisition of Prestige, the Company had 13,879,655 shares of common stock issued and outstanding. As part of the acquisition, the Company has issued 60,000,000 shares of common stock to the sole shareholder of Prestige, Mr. Yeung. As a result of the issuance, Mr. Yeung has become majority shareholder of the Company. Mr. Yeung holds 60,000,000 shares of the Company's common stock or approximately 81.21% of the issued and outstanding common stock. As such, Mr. Yeung has voting control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

YUEN LING LOOK, PRESIDENT AND DIRECTOR OF ASPI AND MANAGER OF PRESTIGE

Ms. Look has been employed by La Jacques Fashion Limited for over ten years. Currently, she is the Chief Administrator, responsible for the accounting and administrative work. La Jacques Fashion Limited is a garment trading company. On November 9, 2009, Ms. Look was appointed the President of and a director of ASPI, Inc.

She was educated in Hong Kong and earned a diploma in Business Administration in 1991 from Hong Kong Shue Yan University (formerly called Shue Yan College). She also completed the Certificate Stage of Association of Chartered Certified Accountants in 1999.


                            SECTION 8 - OTHER EVENTS
                     --------------------------------------

ITEM 8.01 OTHER EVENTS
----------------------

COMPANY BUSINESS SUMMARY

PLAN OF OPERATIONS

ASPI's current goal is to be an office operator in Far East through and starting with its wholly-owned subsidiary, Prestige Prime Office Ltd. in Hong Kong.

The office space provided is fully furnished, equipped and staffed, located at premier addresses in central business districts with convenient access to airports or public transportation. Services include advanced communication system, network access, updated IT and world-class administrative support, as well as a full menu of business services and facilities, such as meeting rooms and video conferencing.

Prestige also supports the growing trend of mobile and home working. Supporting workers at home and on the road with services such as Virtual Office and Virtual PA, providing dedicated business addresses as their business base, as well as mail and call handling services.

Executives across business sectors, geographic locations, and from every size organization, seek to more effectively manage business risk, maximize their financial resources, and increase their flexibility to accommodate growth and the dynamic changes in the market.

Companies of all sizes can use the Company's solutions to reduce costs and remove the burden of property ownership and management, but at the same time have a workplace to suit whenever and wherever they want to work.

Prestige enables companies to maintain that needed flexibility by helping them minimize their second largest cost of doing business: the expense associated with leasing, equipping and staffing their office space.

The Company budget for operations in next year is planned as follows:


-------------------------------------------- ---------------- --- --------------
                                                 MINIMUM                 MAXIMUM
-------------------------------------------- ---------------- --- --------------
Purchase of existing business centres                    $--          $5,000,000
-------------------------------------------- ---------------- --- --------------
Expand more centres in Hong Kong                    $250,000          $3,000,000
-------------------------------------------- ---------------- --- --------------
Setup centres in China                              $500,000          $5,000,000
-------------------------------------------- ---------------- --- --------------
Setup centres in South East Asia                         $--          $5,000,000
-------------------------------------------- ---------------- --- --------------
Working capital for running centres                 $800,000          $5,000,000
-------------------------------------------- ---------------- --- --------------
Marketing                                           $450,000          $7,000,000
-------------------------------------------- ---------------- --- --------------
                                                  $2,000,000         $30,000,000
-------------------------------------------- ---------------- --- --------------

The Company reserves the right to change any or all of the budget categories in the execution of its business attempts without purchaser approval. None of the line items is to be considered fixed or unchangeable in the budget.

The Company will need substantial additional capital to support its budget. The Company has had minimal revenues. The Company has NO committed source for any funds as of date hereof. In the event funds cannot be raised when needed, the Company may not be able to carry out its business plan, may never achieve sales or royalty income, and could fail in business as a result of these uncertainties.

The Company may borrow money to finance its future operations, although it does not currently contemplate doing so. Any such borrowing will increase the risk of loss to the investor in the event the Company is unsuccessful in repaying such loans.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
            -------------------------------------------------------


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(a)      Financial statements of business acquired.

         The Audited Financial Statements of Prestige Prime Office Ltd for the Period July 1, 2009 (Inception) Through March 31, 2010.

(b)      Pro forma financial statements

         The Pro Forma Consolidated Financial Statements for the Period Ended March 31, 2010.

                           Larry O'Donnell, CPA, P.C.



Telephone (303) 745-4545                                2228 South Fraser Street
Fax (303) 369-9384                                                        Unit I
Email larryodonnellcpa@msn.com                            Aurora, Colorado 80014
www.larryodonnellcpa.com



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors
Prestige Prime Office Limited

I have audited the accompanying balance sheet of Prestige Prime Office Limited as of March 31, 2010 , and the related statements of operations, changes in stockholders' deficit and cash flows for the period May 5, 2009 (inception) to March 31, 2010. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prestige Prime Office Limited as of March 31, 2010, and the results of its operations and its cash flows for the period May 5, 2009 (inception) to March 31, 2010, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred a net loss of $329,471 for the year ended March 31, 2010. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



LARRY O'DONNELL, CPA, PC
June 19, 2010

                          PRESTIGE PRIME OFFICE LIMITED
                           CONSOLIDATED BALANCE SHEET
                                    (Audited)


                                     ASSETS

                                                               March 31, 2010
                                                             ------------------
CURRENT ASSETS:
    Cash and cash equivalents                                $          13,385
    Deposits                                                            41,959
    Prepayments                                                         15,046
                                                             ------------------
         Total current assets                                           70,390

Property , plant and equipment, net                                    328,654

          TOTAL ASSETS                                                 399,044
                                                             ==================


                       LIABILITIES AND SHAREHOLDERS EQUITY

Current liabilities
    Accrued liabilities and other payables                              84,118
    Pre-payments and customer deposits                                  17,813
    Advances from Director                                             111,432
                                                             ------------------
          Total liabilities (all current)                              213,363
                                                             ------------------

Share capital - 4,000,000 shares authorized with a value of
US$ .1288, authorized: 4,000,000 shares outstanding                    515,152

Accumulated losses                                                    (329,471)
                                                             ------------------
         Total shareholders equity                                     185,681
                                                             ------------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $         399,044
                                                             ==================



















          See accompanying Notes to Consolidated Financial Statements.

                          PRESTIGE PRIME OFFICE LIMITED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                    (Audited)


                                                                 Year ended
                                                                March 31, 2010
                                                               ---------------

Revenue                                                        $        6,894
Other general and administrative expenses                             336,364
                                                               ---------------

     Total operating expenses                                         336,364
                                                               ---------------

Profit (loss) before income taxes                                    (329,471)

Provision for income taxes                                                  -

                                                               ---------------
Net loss                                                       $     (329,471)
                                                               ===============

Net income (loss) per common share, basic and diluted          $        (0.30)
                                                               ===============

Weighted average shares outstanding, basic and diluted              1,099,699
                                                               ===============
















          See accompanying Notes to Consolidated Financial Statements.

                                              PRESTIGE PRIME OFFICE LIMITED
                               CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                                  FOR THE PERIOD OF May 5, 2009 THROUGH MARCH 31, 2010
                                                        (Audited)


                                                          Number
                                                         shares of
                                                           Stock                          Accumulated
                                                        Outstanding    Share capital         losses          Total
                                                       -------------   --------------   ---------------  --------------

                                             Notes

Stock issued between May 5, 2009
(inception) and March 31, 2010 at
a value of $.1288 per share                               4,000,000    $     515,152    $           -    $     515,152

Net loss                                                    -                      -         (329,471)        (329,471)
                                                       -------------   --------------   ---------------  --------------

Balance at March 31, 2010                                 4,000,000    $     515,152    $     (329,471)  $     185,681
                                                       =============   ==============   ===============  ==============










































          See accompanying Notes to Consolidated Financial Statements.

                 PRESTIGE PRIME OFFICE LIMITED
              CONSOLIDATED STATEMENT OF CASH FLOWS
                           (Audited)


                                                                 Year ended
                                                               March 31, 2010
                                                               --------------

Cash flows from operating activities:

Net loss                                                       $    (329,471)

Adjustments to reconcile net loss to net cash provided
 by operating activities:
     Depreciation                                                     28,549

Changes in assets and liabilities:
     Increase in deposits                                            (41,959)
     Increase in prepayments                                         (15,046)
     Accrued liabilities and other payables                           84,118
     Increase in pre-payments and customer deposits                   17,813
     Increase in advances from Director                              111,432
                                                               --------------

      Net cash used in operating activities                         (144,563)
                                                               --------------

Cash flows from investing activities:
      Purchase of property, plant and equipment                     (357,203)
                                                               --------------

Net cash used in investing activities                               (357,203)

Cash flows from financing activities:
      Proceeds from issuance of stock                                515,152
                                                               --------------
Net cash provided by financing activities                            515,152
                                                               --------------

Net increase in cash                                                  13,385

Cash, beginning of period                                                  -
                                                               --------------

Cash, end of period                                            $      13,385
                                                               ==============




























          See accompanying Notes to Consolidated Financial Statements.

                         PRESTIGE PRIME OFFICES, LIMITED
                        Notes to the Financial Statements
                For the Period May 5, 2009 through March 31, 2010

NOTE 1 - BUSINESS, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------------------------------------------

BUSINESS

Prestige Prime Offices, Limited ("the Company") was incorporated on May 5, 2009 in Hong Kong. The Company is engaged as an operator of serviced offices in Hong Kong. The office space provided is fully furnished, equipped and staffed, located at premier addresses in central business districts with convenient access to the airport or public transportation. Services include advanced communication system, network access, updated IT and world-class administrative support, as well as a full menu of business services and facilities, such as meeting rooms and video conferencing.

The Company's financial statements are presented on the accrual basis of accounting.

BASIS OF PRESENTATION

The Company's operations are located in Hong Kong, and foreign transactions are conducted in currencies other than the U.S. dollar, primarily the Hong Kong Dollars (HK$). Financial statements are maintained in the functional currency. For financial reporting purposes, the financial statements of the Company have been translated into United States (U.S.) dollars. Assets and liabilities are translated into U.S. dollars at year-end exchange rates. Income and expense items are translated at weighted-average rates of exchange prevailing during the year, and equity is translated at historical exchange rates. Any resulting translation adjustments are charged or credited to other comprehensive income in shareholders' deficit. Gains and losses on foreign currency transactions are included in other income and expense.

The Company is exposed to movements in foreign currency exchange rates. In addition, the Company is subject to risks including adverse developments in the foreign political and economic environment, trade barriers, managing foreign operations and potentially adverse tax consequences. There can be no assurance that any of these factors will not have a material negative impact on the Company's financial condition or results of operations in the future.

SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less and money market instruments to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, and depreciation is provided by use of the straight-line method over the estimated useful lives of the related assets. Major improvements are capitalized, while expenditures for repairs and maintenance are expensed when incurred.

REVENUE RECOGNITION

The Company recognizes revenue when it is earned and expenses are recognized when they occur.

LOSS PER SHARE

The Company uses a dual presentation of basic and diluted earnings or loss per share (EPS) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification ("ASC") 105, "Generally Accepted Accounting Principals" (formerly Statement of Financial Accounting Standards ("SFAS") No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles"). ASC 105 establishes the FASB ASC as the single source of authoritative nongovernmental U.S. GAAP. The standard is effective for interim and annual periods ending after September 15, 2009. We adopted the provisions of the standard on September 30, 2009, which did not have a material impact on our financial statements.
There were various other accounting standards and interpretations issued in 2009 and in 2010, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.

NOTE 2 - GOING CONCERN AND MANAGEMENTS' PLAN
--------------------------------------------

The Company's financial statements for the year ended March 31, 2010 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company reported a net loss of $329,471 for the period of May 5, 2009 through March 31, 2010.

The Company's ability to continue as a going concern may be dependent on the success of management's plan discussed below. The financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

To the extent the Company's operations are not sufficient to fund the Company's capital requirements, the Company may attempt to enter into a revolving loan agreement with financial institutions or attempt to raise capital through the sale of additional capital stock or through the issuance of debt. At the present time, the Company does not have a revolving loan agreement with any financial institution nor can the Company provide any assurance that it will be able to enter into any such agreement in the future or be able to raise funds through the further issuance of debt or equity in the Company.

NOTE 3 - ADVANCES FROM DIRECTOR
-------------------------------

Mr. Bently Young, a director of the Company, has advanced funds at March 31, 2010 of $111,432 to support operations. Such funds are due on demand.

NOTE 4- SHARE CAPITAL
---------------------

The authorized capital stock of the Company is 4,000,000 shares with a $0.1288 par value. At March 31, 2010, the Company had 4,000,000 shares issued and outstanding.

During the period of May 5, 2010 through March 31, 2010, the Company issued 4,000,000 shares in exchange for $515,152. The shares were issued at par value of $0.1288.

NOTE 5 - SUBSEQUENT EVENTS
--------------------------

The Company has evaluated it activities subsequent to March 31, 2010 and found no reportable subsequent events

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On June 30, 2010, ASPI, Inc. ("the Company") entered into an Acquisition Agreement (Agreement) with Prestige Prime Office, LTD(Prestige). Under the Agreement, the Company will acquire all of the issued and outstanding common stock of Prestige, a Hong Kong Special Administrative Region Corporation. As a result of the acquisition, Prestige will become a wholly-owned subsidiary of ASPI.

The Agreement provided for the Company to issue 60,000,000 restricted shares of its common stock to the sole shareholder of Prestige in exchange for the issued and outstanding shares of Prestige. After the exchange of such shares the Company owns 100% of the issued and outstanding stock of Prestige.

The acquisition was accounted for as a reverse merger acquisition, in which Prestige was determined to be the acquirer for accounting purposes.

The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the acquisition as if it had been consummated on July 1, 2009.

The accompanying unaudited condensed pro forma consolidated statements of operations for the nine months ended March 31, 2010, gives effect to the acquisition as if it had been consummated on July 1, 2009, respectively.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Prestige, as well as those of the Company. The unaudited pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

                                                     ASPI, INC. AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                           MARCH 31, 2009
                                                             (UNAUDITED)

                                                                          Historical
                                                         -------------------------------------------
                                                          ASPI, INC.    Aspeon, Inc.       A08           Pro forma      Pro forma
                                                                                      Holdings, Inc.    adjustments    consolidated
                                                         ------------  -------------  --------------  --------------   ------------
ASSETS

Cash and cash equivalents                                $         -   $          -   $           -   $       100 (B)  $       100
Prepaid expenses                                                   -          1,000               -        (1,000)(B)            -
                                                         ------------  -------------  --------------                   ------------
   Total current assets                                            -          1,000                                            100
                                                         ------------  -------------  --------------                   ------------

Property and equipment, net                                        -              -               -                              -
                                                         ------------  -------------  --------------                   ------------
  Total other assets                                               -              -               -                              -
                                                         ------------  -------------  --------------                   ------------

   Total assets                                          $         -   $      1,000   $           -                    $       100
                                                         ============  =============  ==============                   ============


LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Accounts payable                                         $         -   $  2,038,747   $           -    (2,038,747)(B)  $         -
Unearned income and customer deposits                              -        236,128               -      (236,128)(B)            -
Accrued expenses                                                   -        208,712               -      (208,712)(B)            -
Notes payable                                                      -         10,964               -       (10,964)(B)            -
                                                         ------------  -------------  --------------                   ------------
   Total current liabilities                                       -      2,494,551               -                              -
                                                         ------------  -------------  --------------                   ------------


Common stock                                                      10        222,756              10               (B)      222,756
                                                                                                              (20)(A)
Additional paid in capital                                        90     85,248,313              90   (85,470,869)(A)     (222,556)
                                                                                                             (180)(B)
Treasury stock                                                     -        (60,000)              -        60,000 (B)            -
Accumulated deficit                                             (100)   (87,904,620)           (100)   87,904,720 (B)         (100)
                                                         ------------  -------------  --------------                   ------------
     Total stockholders' (deficit) equity                          -     (2,493,551)              -                            100
                                                         ------------  -------------  --------------                   ------------

   Total liabilities and stockholders' (deficit) equity  $         -   $      1,000   $           -                    $       100
                                                         ============  =============  ==============                   ============

                                                     ASPI, INC. AND SUBSIDIARIES
                                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                              FOR THE NINE MONTHS ENDED MARCH 31, 2009
                                                             (UNAUDITED)

                                                                      Historical
                                                -----------------------------------------------------
                                                   ASPI, Inc.        Aspeon, Inc.          A08          Pro forma        Pro forma
                                                                                      Holdings, Inc.   adjustments      consolidated
                                                ----------------  -----------------  ----------------  -----------    --------------

Revenues                                        $             -   $              -   $             -                  $           -
Direct Costs                                                  -                  -                 -                              -
                                                ----------------  -----------------  ----------------                 --------------

Gross profit                                                  -                  -                 -                              -
                                                ----------------  -----------------  ----------------                 --------------

Operating expenses:
    Administrative expense                                  100          3,337,207               100                      3,337,407
                                                ----------------  -----------------  ----------------                 --------------
Total operating expenses                                    100          3,337,207               100                      3,337,407
                                                ----------------  -----------------  ----------------                 --------------

(Loss) income from operations                              (100)         3,337,207              (100)                     3,337,407
                                                ----------------  -----------------  ----------------                 --------------

Other income (expense):
     Other income (expense)                                   -            (17,220)                -                        (17,220)
     Interest expense                                                            -                 -                              -
                                                ----------------  -----------------  ----------------                 --------------
                                                              -            (17,220)                -                        (17,220)
                                                ----------------  -----------------  ----------------                 --------------

Net (loss) income                               $          (100)  $      3,319,987   $          (100)                 $   3,320,187
                                                ================  =================  ================                 ==============

Basic and diluted net loss per common share                       $           1.74                                    $        1.74
                                                                  =================                                   ==============

Weighted average number of common
  shares outstanding                                                     1,906,069                                        1,906,069
                                                                  =================                                   ==============


                            ASPI, INC. AND SUBSIDIARY

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
                       BALANCE SHEET AS OF MARCH 31, 2010
                                       AND
        STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED MARCH 31, 2010
                                   (UNAUDITED)


         (a) This entry is recorded to reflect reverse merger accounting of the acquisition of Prestige Prime Offices, LTD.

         In order to effect the acquisitions, the Company issued 60,000,000 shares of its common stock to the shareholder of Prestige for all of the issued and outstanding stock of Prestige.

         The Company has accounted for the purchase as a reverse merger with Prestige being considered the acquirer for accounting purposes.


60,000,000 shares at $0.01 (par value)
  per share                                                             $600,000
  Total assets of Prestige                      $399,044
  Total liabilities of Prestige                ($213,363)
                                       ------------------
                                                                         185,681
                                                          ----------------------
Goodwill                                                                $414,319

         The Goodwill, or value in excess, of $414,319 has been accounted for in Additional Paid In Capital.

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.



    EXHIBIT NO.                                DESCRIPTION
--------------------       -----------------------------------------------------

         2.1 Acquisition Agreement, Dated as of June 30, 2010, By and Among ASPI, Inc. and Prestige Prime Office, Ltd. and Its Shareholder (s) *

--------------------
*Filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            ASPI, INC.
                                            (Registrant)

Dated: September 10, 2010

                                            /s/ Yuen Ling Look
                                            ------------------------------------
                                            Yuen Ling Look, President






























                                      -5-